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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 31, 2000
                        (Date of earliest event reported)


                                 CITIZENS, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                         (State or other jurisdiction of
                                 incorporation)



                0-16509                                 84-0755371
        ------------------------                   ----------------------
        (Commission File Number)                       (IRS Employer
                                                   Identification Number)


           400 East Anderson Lane
                Austin, Texas                              78752
           ----------------------                   ---------------------
            (Address of principal                        (Zip Code)
             executive offices)

                                 (512) 837-7100
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         None.

ITEM 5.  OTHER EVENTS.

         Citizens, Inc. (AMEX:CIA) announced today that Rick D. Riley was elected Chief Executive Officer of the Company at a meeting of the Board of Directors October 31, 2000. Mr. Riley replaces Harold E. Riley, who will remain Chairman of the Board.

         Rick Riley, age 47, served as Vice Chairman of Citizens, Inc. as well as Chairman and President of the Company's wholly-owned subsidiary, Citizens Insurance Company of America and its affiliates. He retains his position with the Company's subsidiaries. He has been associated with Citizens for more than 20 years and has progressed through several executive management positions to his most recent position in 1999.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None.

ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         None.


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                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on Registrant's behalf by the undersigned, duly authorized and empowered officer of the Registrant.

                                                  CITIZENS, INC.




                                                  By:  /s/ Mark A. Oliver
                                                       ------------------
                                                       Mark A. Oliver, FLMI
                                                       President

Date:  November 3, 2000